Exhibit 10.6


Independent auditors' consent


To
The Board of Directors
Bahia Sul Celulose S.A.:

We hereby consent to the use of our report dated February 6, 2001 included herein in this Annual Report on Form 20-F of Companhia Vale do Rio Doce, relating to the consolidated financial statements of Bahia Sul Celulose S.A. for the years ended December 31, 2000 and 1999.


/s/ KPMG Auditors Independentes

Sao Paulo, Brazil
June 27, 2002